UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Citius Oncology, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Citius Oncology, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

Dear Stockholder:

This notice and the accompanying information statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Citius Oncology, Inc. (“Citius Oncology,” the “Company,” “we” or “us”). The Company, a Delaware corporation, is a public company registered with the Securities and Exchange Commission (the “SEC”). The Information Statement has been filed with the SEC and is being furnished, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the holders of record of our common stock, par value $0.0001 per share (our “Common Stock”), as of the close of business on January 20, 2026 of actions we are taking pursuant to a written consent representing a majority of the voting power of our Common Stock, in lieu of a meeting of stockholders.

On December 10, 2025 (the “Closing Date”), the Company closed a registered direct offering and concurrent private placement (the “December Offering”) wherein the Company issued to an institutional investor (the “Investor”) (i) 1,284,404 shares of Common Stock, (ii) a pre-funded warrant to purchase up to 15,229,358 shares of Common Stock, and (iii) a warrant (the “December Common Warrant”) to purchase up to 16,513,762 shares of our Common Stock. The December Common Warrant has an exercise price of $1.09 per share and is exercisable commencing on the date of stockholder approval.

In connection with the December Offering, the Company issued warrants to the placement agent or its designees (the “December HCW Warrants”) to purchase up to 1,155,963 shares of Common Stock on substantially the same terms as the December Common Warrant with an exercise price of $1.3625 per share and expiration date five years from the commencement of sales in the December Offering. Additionally, the Company issued warrants to a financial advisor to purchase up to 660,550 shares of Common Stock on substantially the same terms as the December Common Warrant, except with an exercise price of $1.199 per share (the “December Maxim Warrants”, together with the December HCW Warrants, the “December PA Warrants”). The December PA Warrants and the December Common Warrants are referred to together herein as the “December Warrants” and the shares of Common Stock issuable pursuant to the exercise of the December Warrants are referred to herein as the “December Warrant Shares”.

In connection with the December Offering, the Company and the Investor entered into a letter agreement (the “Warrant Amendment Agreement”) for the purpose of amending (i) a warrant (the “July Warrant”) to purchase up to 6,818,182 shares of Common Stock (the “July Warrant Shares”), issued to the Investor by the Company on July 16, 2025, and (ii) a warrant (the “September Warrant”) to purchase up to 5,142,858 shares of Common Stock (the “September Warrant Shares” and together with the December Warrant Shares and the July Warrant Shares, the “Warrant Shares”) issued to the Investor by the Company on September 10, 2025.

Pursuant to the Warrant Amendment Agreement, in consideration for the Investor’s purchase of the securities in the December Offering, the terms of the July Warrant, as amended, and the September Warrant, as amended (together, the “Amended Warrants”) were amended as follows: (i) the exercise price of the Amended Warrants was lowered to $1.09 per share, (ii) the Amended Warrants will not be exercisable until the receipt of stockholder approval, and (iii) the original expiration date of the Amended Warrants was extended to five years following the receipt of such stockholder approval. The Warrant Amendment Agreement became effective on December 8, 2025.

The exercise of the December Warrants and Amended Warrants, respectively, and the issuance of the shares thereunder, was made subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”). As a result, in the absence of stockholder approval, we may not issue any Warrant Shares to the holders upon exercise of the December Warrants or the Amended Warrants.

In order to obtain such stockholder approval, the Company agreed to seek stockholder approval by written consent or hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the Closing Date for the purpose of obtaining stockholder approval, and shall seek stockholder approval by written consent or call a meeting every ninety (90) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the December Warrants and Amended Warrants are no longer outstanding.

The purpose of the Information Statement is to inform the stockholders of the Company that on January 20, 2026, pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), the holder of a majority of the issued and outstanding shares of our Common Stock approved the issuance of the Warrant Shares upon exercise of December Warrants or the Amended Warrants pursuant to their respective terms (the “Warrant Shares Issuance”) in accordance with Nasdaq Listing Rule 5635(d) by written consent (the “Stockholder Written Consent”). Our Board approved the Warrant Shares Issuance in connection with the December Offering on December 8, 2025.

No action is required by you. The accompanying Information Statement is being furnished only to inform our stockholders of the Stockholder Written Consent described above before the approval of the Warrant Shares Issuance takes effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act. The actions taken by written consent of the majority of our stockholders will not become effective until February 18, 2026, which is the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our capital stock as of the record date.

The entire cost of furnishing the Information Statement will be borne by the Company.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in the accompanying Information Statement. Please read this Information Statement carefully and entirely. It describes the terms of the actions taken by the stockholders. Although you will not have an opportunity to vote on the approval of the Warrant Shares Issuance, the Information Statement contains important information about the Warrant Shares Issuance.

January 29, 2026	By Order of the Board of Directors

/s/ Leonard Mazur
Director, Chief Executive Officer and Chairman

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE WARRANT SHARES ISSUANCE, PASSED UPON THE MERITS OR FAIRNESS OF THE WARRANT SHARES ISSUANCE, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Information Statement is dated January 29, 2026 and is first made available to our stockholders on or about January 29, 2026.

Citius Oncology, Inc.

11 Commerce Drive, 1st Floor

Cranford, NJ 07016

INFORMATION STATEMENT

REGARDING CORPORATE ACTION TAKEN BY WRITTEN CONSENT

IN LIEU OF SPECIAL MEETING.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Questions and Answers about this Information Statement:

Why am I receiving this Information Statement?

This Information Statement is being furnished by the Board of Citius Oncology, Inc. on or about January 29, 2026, to the holders of record of the outstanding shares of our Common Stock at the close of business on January 20, 2026 (the “Record Date”). The purpose of this Information Statement is to inform Citius Oncology’s stockholders of the Stockholder Written Consent.

The actions contemplated by the Stockholder Written Consent are being taken without notice, meetings or votes in accordance with the DGCL, the Company’s Certificate of Incorporation and Bylaws, each as amended. This Information Statement is being mailed on or about January 29, 2026, to the stockholders of the Company as of the Record Date.

What was approved by the Stockholder Written Consent?

As described more fully herein, on January 20, 2026 the holder of a majority of the issued and outstanding shares of our Common Stock approved (i) the issuance of shares of the Company’s Common Stock upon exercise of the December Warrants and (ii) the issuance of shares of the Company’s Common Stock upon the exercise of the Amended Warrants in accordance with Nasdaq Listing Rule 5635(d). Our Board approved the Warrant Shares Issuance in connection with the December Offering.

What vote was obtained to approve the Warrant Shares Issuance described in this Information Statement?

Section 228 of the DGCL provides that, unless a company’s certificate of incorporation provides otherwise, stockholders may take any action without a meeting of stockholders, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by stockholders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize and take such action at a meeting at which all shares entitled to vote thereon were present voted.

As of the Record Date, 88,275,204 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. Pursuant to Section 228 of the DGCL, as outlined above, at least a majority of the voting equity of the Company, or at least 42,398,924 votes, are required to approve the corporate actions by written consent. Our majority stockholder, Citius Pharmaceuticals, Inc. (“Citius Pharma”), who, as of the Record Date, held 66,049,615 shares of Common Stock, representing approximately 74.8% of the voting equity of the Company, has voted in favor of the Warrant Shares Issuance, thereby satisfying the requirement pursuant to the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

Accordingly, we have obtained all necessary corporate approval in connection with the Warrant Shares Issuance. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Stockholder Written Consent and giving stockholders notice as required by Delaware law and the Exchange Act.

As the Warrant Shares Issuance was approved by the Stockholder Written Consent of the holder a majority of our voting stock, there will be no stockholders’ meeting.

Are there interested parties with respect to the Stockholder Written Consent?

None of the directors or executive officers of the Company have any substantial interest resulting from the Warrant Shares Issuance that is not shared by all other stockholders, pro rata, and in accordance with their respective interests. We are not aware of any substantial interest, direct or indirect, by any security holders or otherwise, that is in opposition to matters of action being taken.

Do I have dissenter’s rights?

Pursuant to the DGCL, stockholders have no appraisal or dissenters’ rights in connection with the Warrant Shares Issuance.

Why was the Warrant Shares Issuance approved via the Stockholder Written Consent?

The Board has determined to pursue stockholder action by majority written consent of those shares entitled to vote as of the Record Date to reduce the costs and management time required to hold a special meeting of stockholders, and to implement the above action in a timely manner and as required by securities purchase agreements for the December Offering.

When will the Warrant Shares Issuance be effective?

In accordance with Rule 14c-2 of the Exchange Act, the approval of the Warrant Shares Issuance described herein will become effective on February 18, 2026, which is the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

We are not seeking written consent from any stockholders other than as set forth above, and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by the Stockholder Written Consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, plans, strategies, predictions, or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in this Information Statement, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC on December 23, 2025. In addition, such statements could be affected by risks and uncertainties related to:

●	our independent registered public accounting firm’s report includes an explanatory paragraph stating that there is substantial doubt about our ability to continue as a going concern;

●	our need for substantial additional funds and our ability to raise those funds;

●	our ongoing evaluation of strategic alternatives;

●	our ability to successfully commercialize LYMPHIR, including covering the costs of licensing payments, product manufacturing and other third-party goods and services;

●	the ability of LYMPHIR or any of our future product candidates to impact the quality of life of our target patient populations;

●	the estimated markets for LYMPHIR or any of our future product candidates and the acceptance thereof by any market;

●	our ability to recognize the anticipated benefits of the August 2024 reverse merger whereby we became a standalone publicly traded company and majority-owned subsidiary of Citius Pharma, which may not be realized fully, if at all, or may take longer to realize than expected;

●	our ability to procure cGMP commercial-scale supply;

●	our ability to maintain compliance with the continued listing requirements of Nasdaq;

●	our ability to obtain, perform under and maintain financing and strategic agreements and relationships;

●	our ability to manage and grow our business and execution of our business and growth strategies; and

●	our ability to recruit qualified management and technical personnel to carry out our operations.

Any forward-looking statements speak only as of the date on which they are made, and, except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the filing date of this Information Statement.

ITEM I: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK

UPON EXERCISE OF WARRANTS ISSUED IN DECEMBER 2025

Background

On December 10, 2025, the Company closed its December Offering, wherein the Company issued to the Investor (i) 1,284,404 shares of Common Stock, (ii) a pre-funded warrant to purchase up to 15,229,358 shares of Common Stock, and (iii) the December Common Warrant to purchase up to 16,513,762 shares of our Common Stock. The December Common Warrant has an exercise price of $1.09 per share and will be exercisable commencing on the date of stockholder approval. In addition, the Company issued December HCW Warrants to purchase up to 1,155,963 shares of Common Stock with an exercise price of $1.3625 per share and December Maxim Warrants to purchase 660,550 shares of Common Stock with an exercise price of $1.199 per share.

In order to obtain such stockholder approval, we agreed to seek stockholder approval by written consent or hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the Closing Date for the purpose of obtaining stockholder approval, and shall seek stockholder approval by written consent or call a meeting every ninety (90) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the December Warrants are no longer outstanding.

The foregoing description of the December Warrants and the December Warrant Shares is not complete and is qualified in its entirety by reference to the full text of the December Warrant, the December PA Warrants and the purchase agreements for the December Offering, which were filed as Exhibits 4.1, 4.3, 10.1 and 10.2 to our Current Report on Form 8-K, respectively, filed on December 10, 2025 (the “December Form 8-K”). The December Warrants and the December Warrant Shares were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder.

Summary of Terms of the December Warrants

Exercisability. The December Warrants will be exercisable upon receipt of stockholder approval of the issuance of the shares of Common Stock issuable upon exercise of the December Warrants and will have a term of five (5) years from the stockholder approval date in the case of the December Common Warrant, and five (5) years from the commencement of sales in the December Offering in the case of the December PA Warrants. The December Warrants will be exercisable, at the option of the holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of shares of Common Stock underlying the December Warrants under the Securities Act is effective and available for the issuance of such shares, or an exemption from registration under the Securities Act is available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of Common Stock purchased upon such exercise.

Cashless Exercise. If a registration statement is not effective at the time of exercise or if a prospectus is not available for the issuance of shares of Common Stock to the holder, in lieu of making the cash payment otherwise contemplated to be made to us upon exercise of a December Warrant in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the December Warrants. Additionally, on the expiration date of the December Warrants, any December Warrants outstanding and unexercised will be automatically exercised via cashless exercise as provided therein. We will not receive any cash proceeds in the event of a cashless exercise of any of the December Warrants.

Transferability. Subject to applicable laws, the December Warrants may be transferred at the option of the holder upon surrender of the December Warrants to us together with the appropriate instruments of transfer.

Exchange Listing. There is no trading market available for the December Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the December Warrants on any securities exchange or nationally recognized trading system.

Right as a Stockholder. Except as otherwise provided in the December Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the December Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their December Warrants.

Fundamental Transaction. In the event of a fundamental transaction, as described in the December Warrants and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of more than 50% of the voting power represented by our outstanding Common Stock, the holders of the December Warrants will be entitled to receive upon exercise of the December Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the December Warrants immediately prior to such fundamental transaction. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the December Warrants, except the holders of the December Maxim Warrants, have the right to require us or a successor entity to redeem the December Warrants for cash in the amount of the Black-Scholes Value (as defined in the December Warrants) of the unexercised portion of the December Warrants. However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the December Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the December Warrants that is being offered and paid to the holders of our Common Stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our Common Stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

Effect of the Issuance of the December Warrant Shares

The potential issuance of the December Warrant Shares would result in a substantial and significant increase in the number of shares of our Common Stock outstanding, and our stockholders will incur substantial dilution of their percentage ownership to the extent that the holders of the December Warrants exercise their December Warrants.

Nasdaq Listing Requirements and Reason for Stockholder Approval

The issuance of shares of the Common Stock underlying the December Warrants was made subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq rules. Nasdaq Listing Rule 5635(d) requires a company to obtain stockholder approval prior to the issuance of shares of common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance of shares of common stock (and/or securities convertible into or exercisable for shares of common stock) equal to 20% or more of the shares of capital stock outstanding prior to such issuance where the price of the common stock to be issued at a discount. Shares of common stock issuable upon the exercise or conversion of warrants or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached. Pursuant to Nasdaq guidance, a company must attribute a value of $0.125 to each share of common stock underlying a warrant for the purposes of determining whether the warrant is issued at a discount. The closing price of our common stock on December 8, 2025, which immediately preceded the signing of the binding agreements in the Offering, was $1.09.

We cannot predict whether or when the holders will exercise the December Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of Common Stock that may ultimately be issued upon exercise of the December Warrants. However, the number of shares of Common Stock to be issued upon exercise of the December Warrants could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Listing Rule 5635(d). Therefore, the issuance of the December Warrant Shares was approved by our board of directors and the majority of our stockholders to ensure compliance with Nasdaq Listing Rule 5635(d).

ITEM II: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK

UPON EXERCISE OF THE AMENDED WARRANTS

Background

In connection with the December Offering, the Company and the Investor entered into the Warrant Amendment Agreement for the purpose of amending (i) the July Warrant to purchase up to 6,818,182 shares of Common Stock issued to the Investor by the Company pursuant to a securities purchase agreement (the “July Purchase Agreement”) in a best efforts offering on July 16, 2025, pursuant to a Registration Statement on Form S-1, as amended (File No. 333-288656), which was declared effective by the SEC on July 16, 2025, and (ii) the September Warrant to purchase up to 5,142,858 shares of Common Stock issued to the Investor by the Company pursuant to a securities purchase agreement (the “September Purchase Agreement”) on September 10, 2025 in a private placement, pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder. The July Warrants had an exercise price of $1.32 per share and were made exercisable upon issuance. The September Warrants had an exercise price of $1.84 per share and were exercisable six months from the date of issuance.

Pursuant to the Warrant Amendment Agreement, in consideration for the Investor’s purchase of the securities in the December Offering, the terms of the Amended Warrants were amended as follows: (i) the exercise price of the Amended Warrants was lowered to $1.09 per share, (ii) the Amended Warrants will not be exercisable until the receipt of stockholder approval, and (iii) the original expiration date of the Amended Warrants was extended to five years following the receipt of such stockholder approval. The Warrant Amendment Agreement became effective on December 8, 2025.

In order to obtain such stockholder approval, the Company agreed to seek stockholder approval by written consent or hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following the Closing Date for the purpose of obtaining stockholder approval, and shall seek stockholder approval by written consent or call a meeting every ninety (90) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the Amended Warrants are no longer outstanding.

The foregoing description of the Warrant Amendment Agreement, the Amended Warrants, the July Purchase Agreement and the September Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of each. The Warrant Amendment Agreement was filed as Exhibit 10.3 to the December Form 8-K. The July Warrant and the July Purchase Agreement were filed as Exhibits 4.2 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed on July 18, 2025. The September Warrant and the September Purchase Agreement were filed as Exhibits 4.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed on September 10, 2025.

Summary of Terms of the Amended Warrants

The terms of the Amended Warrants have the same terms as the December Warrants (see Item I for a summary of terms).

Effect of the Issuance of the July Warrant Shares and September Warrant Shares

The potential issuance of the July Warrant Shares and September Warrant Shares would result in a substantial and significant increase in the number of shares of our Common Stock outstanding, and our stockholders will incur substantial dilution of their percentage ownership to the extent that the holders of the Amended Warrants exercise their Amended Warrants.

Nasdaq Listing Requirements and Reason for Stockholder Approval

The issuance of shares of Common Stock underlying the Amended Warrants was made subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq rules. Nasdaq Listing Rule 5635(d) requires a company obtain stockholder approval prior to the issuance of shares of common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance of shares of common stock (and/or securities convertible into or exercisable for shares of common stock) equal to 20% or more of the shares of capital stock outstanding prior to such issuance where the price of the common stock to be issued at a discount. Shares of common stock issuable upon the exercise or conversion of warrants or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached. Pursuant to Nasdaq guidance, a company must attribute a value of $0.125 to each share of common stock underlying a warrant for the purposes of determining whether the warrant is issued at a discount. The closing price of our common stock on December 8, 2025, which immediately preceded the signing of the Warrant Amendment Agreement was $1.09.

We cannot predict whether or when the Investor will exercise the Amended Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of Common Stock that may ultimately be issued upon exercise of the Amended Warrants. However, the number of shares of Common Stock to be issued upon exercise of the Amended Warrants could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Listing Rule 5635(d). Therefore, the issuance of the shares underlying the Amended Warrants was approved by our board of directors and the majority of our stockholders to ensure compliance with Nasdaq Listing Rule 5635(d).

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our Common Stock beneficially owned as of January 20, 2026 by (i) each person or group as those terms are used in Section 13(d)(3) of the Exchange Act believed by us to beneficially own more than 5% of our Common Stock, (ii) each of our current directors, (iii) each of our Named Executive Officers and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Beneficially Owned(3)
Executive Officers and Directors
Leonard Mazur(4)	2,733,333	3.00%
Myron Holubiak(4)	1,100,000	1.23%
Suren Dutia(4)	275,000	*
Dr. Eugene Holuka(4)	275,000	*
Dennis M. McGrath(4)	275,000	*
Robert Smith(4)	125,000	*
Joel Mayersohn(5)	271,000	*
Carol Webb(4)	150,000	*
Myron Czuczman(4)	275,000	1.19%
All directors and executive officers as a group (10 people)6)	7,462,895	7.80%

5% Holders
Citius Pharmaceuticals, Inc.	66,049,615	74.8%

(1)	The business address of each of the following entities or individuals is c/o of the Company, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of January 20, 2026, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 88,275,204 shares of Common Stock issued and outstanding as of January 20, 2026.

(4)	Consists entirely of shares of Common Stock that the director or officer has the right to acquire pursuant to outstanding options that are exercisable within 60 days of January 20, 2026.

(5)	Consists of: (i) 21,228 shares of Common Stock acquired by Mr. Mayersohn through a distribution in kind to limited partners of 10XYZ Holdings, which was the Sponsor of TenX Keane Acquisition, the legacy entity of Citius Oncology, Inc., and (ii) 250,000 shares of common stock Mr. Mayersohn has the right to acquire pursuant to outstanding options that are exercisable within 60 days of January 20, 2026.

(6)	Consists of: (i) 21,228 shares of Common Stock, and (ii) 7,441,667 shares of common stock the directors and executive officers have the right to acquire pursuant to outstanding options that are exercisable within 60 days of January 20, 2026.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of information statements or proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of this Information Statement to one or more stockholders at a shared address to which a single copy of the Information Statement was delivered. Stockholders may request a separate copy of the Information Statement by contacting us either by calling (908) 967-6677 or by mailing a request to 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. Stockholders at a shared address who receive multiple copies of an information statement or proxy materials may request to receive or a single copy of information statements or proxy materials in the future in the same manner as described above.

ADDITIONAL AVAILABLE INFORMATION

Financial and other information about our Company is available on our website at www.citiusonc.com. We make available on our website, free of charge, copies of our Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it, to the SEC. All reports we file with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. We have included the web addresses of Citius Oncology and the SEC as inactive textual references only. Except as specifically incorporated by reference into this Information Statement, information on these websites is not part of this filing.

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the Stockholder Written Consent. Your consent to the Stockholder Written Consent is not required and is not being solicited in connection with the Stockholder Written Consent. This Information Statement is intended to provide our stockholders with information required by the rules and regulations of the Exchange Act.